Exhibit 99.2

BLU-782 September 30th 2018 A highly selective ALK2 inhibitor, designed specifically to target the cause of fibrodysplasia ossificans progressiva Andrew Garner, Ph.D.

Disclosures I am an employee and stockholder of Blueprint Medicines Corporation (Blueprint Medicines) I will discuss the preclinical characterization of the investigational agent BLU-782, which is being developed by Blueprint Medicines

Forward-looking statements 3 This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements about plans and timelines for the development of BLU-782 and the ability of Blueprint Medicines Corporation (the “Company”) to implement those preclinical and clinical development plans; the potential benefits of BLU-782 in treating patients with fibrodysplasia ossificans progressiva; plans and timelines for regulatory submissions, filings or discussions; and the Company’s strategy, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of the Company's drug candidates, including avapritinib, BLU-554, BLU-667 and BLU-782; the Company's advancement of multiple early-stage efforts; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates; the preclinical and clinical results for the Company's drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company's ability to develop and commercialize companion diagnostic tests for its current and future drug candidates, including companion diagnostic tests for BLU-554 for FGFR4-driven hepatocellular carcinoma, avapritinib for PDGFRα D842V-driven gastrointestinal stromal tumors and BLU-667 for RET-driven non-small cell lung cancer; and the success of the Company’s current and future collaborations, including its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. and its collaboration with CStone Pharmaceuticals. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, as filed with the Securities and Exchange Commission (“SEC”) on August 1, 2018, and any other filings the Company has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise.

Acknowledgements Alison Davis, Brian Hodous, Timothy LaBranche, Michael Sheets, Natasja Brooijmans, Joseph Kim, Brett Williams, Sean Kim, Lan Xu, John Vassiliadis, Paul Fleming, Mark Cronin, Julia Zhu, Ruduan Wang, Rachel Stewart, Chris Graul, Elliot Greenblatt, Keith Bouchard, Vivek Kadambi, Timothy Guzi, Jeffrey Hunter, Christoph Lengauer, Marion Dorsch Blueprint Medicines thanks the International Fibrodysplasia Ossificans Progressiva Association for providing advisory support 4

Highly selective kinase medicines offer potential for improved potency, less off-target activity and increased probability of clinical success SELECTIVE AVAPRITINIB NON-SELECTIVE SUNITINIB GENOMIC DRIVER SELECTED PATIENT POPULATION Blueprint Medicines is pioneering a new way of discovering and developing kinase medicines 5 Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

Fibrodysplasia ossificans progressiva (FOP) is caused by mutant ALK2 ALK2R206H mutations are found in 100% of FOP patients 85% – 97% are ALK2R206H ALK2R206H mice recapitulate all the key features of FOP Selective ALK2 inhibition targets the underlying cause of FOP TUMOR-LIKE SWELLINGS MALFORMED TOES EXTRASKELETAL BONE PROGRESSIVE INCAPACITATION 6 References: Kaplan et al., Hum Mutat, 2009; Zhang et al., Bone, 2013; Shore et al., Nat Gen, 2006; Chakkalakal et al., JBMR, 2012

ALK2^{R206H} causes FOP by changing the response to ligands


WILD TYPE
BMP
Activin
Type I
ALK2
Type II
ACVR2A
ACVR2B
BMPR2
P
SMAD
SMAD
ALK2R206H FOP
BMP
Activin
P
SMAD
P
SMAD
Muscle breakdown
Heterotopic bone

References: Hatsell et al., *Sci Trans Med*, 2015; Hino et al., *PNAS*, 2015

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Selective ALK2 inhibition is important for chronic dosing


ALK2
ALK1
ALK7
ALK5
ALK4
ALK6
ALK3

<u>BMP Pathway ALKs: ALK1 / 3 / 6</u>

- ALK1 regulates blood vessels
- ALK3 regulates iron storage
- ALK6 regulates embryonic digit growth

<u>TGFβ Pathway ALKs: ALK4 / 5 / 7</u>

- TGFβ modulates the immune response; ALK4, 5, and 7 inhibition could cause systemic inflammation
- ALK5 inhibition can result in heart valve lesions

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Blueprint’s kinase library yielded multiple selective ALK2 start points ALK2 Spearman activity-based compound clustering >400 Kinases * * * “Anti-targets” * * * * * * * * * 9 Data on file. Blueprint Medicines Corporation 2018 Non-selective Selective Selective

Structure-based drug design yielded BLU-782, a highly selective ALK2 inhibitor ALK2R206H ALK2 ALK1 ALK6 ALK3 Biochemical Cellular BLU-782 CRYSTAL STRUCTURE BLU-782 SELECTIVITY BLU-782 binding preserves a unique ALK2 water network 10 Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. BLU-782 ALK2

BLU-782 potently inhibits ALK2^{R206H} irrespective of the activating ligand


Canonical (BMP6)
pSMAD1 counts
50000
40000
30000
20000
10000
0
0.1
1
10
100
1000
10000
nM BLU-782
R206H
WT


Non-canonical (activin)
pSMAD1 counts
50000
40000
30000
20000
10000
0
0.1
1
10
100
1000
10000
nM BLU-782
R206H
WT
Act B
Act A


BMP
Activin
BLU-782
P
SMAD
P
SMAD

Data on file. Blueprint Medicines Corporation 2018

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BLU-782 selectively targets the root cause of FOP mCT (D17) T2-WEIGHTED MRI (D8) Control BLU-782 BLU-782 Control Pinch Pinch 12 BLU-782 prevents injury-induced heterotopic ossification (HO) in ALK2R206H mice Data on file. Blueprint Medicines Corporation 2018 No pinch No pinch Control BLU-782 0 10 20 30 40 50 M e a n T 2 r e l a x a t i o n t i m e ± S E M ( m s ) Control BLU-782 0 50 100 M e a n H O v o l u m e ± S E M ( m m 3 )

BLU-782 restores the normal tissue response to muscle injury in ALK2R206H mice CONTROL BLU-782 Day 7 Day 17 13 Data on file. Blueprint Medicines Corporation 2018

BLU-782 inhibits surgery-induced HO in ALK2R206H mice 14 BLU-782 prevents HO in a fibular osteotomy model in ALK2R206H mice BLU-782 does not impact fracture repair or surgical wound closure Data on file. Blueprint Medicines Corporation 2018 BLU-782 Control 0 12 29 50 Day 0 20 40 0 50 100 150 Days M e a n H O v o l u m e ( m m 3 ± S E M ) BLU-782 Control

BLU-782- an ALK2 kinase inhibitor specifically tailored for FOP BLU-782 IS HIGHLY SELECTIVE BLU-782 TARGETS THE ROOT CAUSE OF FOP 15 Plan to file an Investigational New Drug (IND) application for BLU-782 by end of 2018 Subject to approval of IND application by the FDA, plan to initiate Phase 1 healthy volunteer study in Q1 2019 Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. P P P P SMAD SMAD BMP Activin BLU-782 BLU-782 Muscle breakdown Heterotopic bone

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